                                                                            23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1998 included in Metricom, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


 /s/ Arthur Andersen LLP
--------------------------------
San Jose, California
August 27, 1998



                                       8